Exhibit 99.2
Financial Supplement
Financial Information
as of March 31, 2007
(UNAUDITED)
The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.
This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2007
Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com
Website:
www.platinumre.com
Publicly Traded Equity Securities:
Common Shares (NYSE: PTP)
Preferred Shares (NYSE: PTP.A)
Note on Non-GAAP Financial Measures:

In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company. These measures should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.
Safe Harbor Statement Regarding Forwarding-Looking Statements:

Management believes certain statements in this financial supplement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company’s liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company’s plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company’s discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
March 31, 2007

Section:	Page:
Balance Sheet:

a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income — Summary	4
b. Consolidated Statements of Operations and Comprehensive Income — by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share — Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share — by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10

Segment Data:
a. Segment Reporting — Three Month Summary	11
b. Property and Marine Segment — by Quarter	12
c. Casualty Segment — by Quarter	13
d. Finite Risk Segment — by Quarter	14

Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	15
b. Premiums by Line of Business — Three Month Summary	16

Other Company Data:
a. Key Ratios, Share Data, Ratings	17

Investments:
a. Investment Portfolio	18
b. Net Realized Gains (Losses) on Investments — by Country	19

Loss Reserves:
a. Analysis of Losses and LAE	20
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	21

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	22

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
March 31, 2007
(amounts in thousands, except per share amounts)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Assets
Investments	$3,563,152	3,350,162	3,367,474	3,224,454	$3,234,490
Cash, cash equivalents and short-term investments	811,951	878,775	815,825	786,406	650,639
Reinsurance premiums receivable	364,173	377,183	385,052	401,746	517,429
Accrued investment income	32,597	32,682	30,356	32,489	29,581
Reinsurance balances (prepaid and recoverable)	57,069	67,636	79,639	97,823	92,388
Deferred acquisition costs	84,538	82,610	90,195	98,532	105,699
Funds held by ceding companies	235,319	238,499	249,359	250,077	266,541
Other assets	53,162	66,020	48,885	61,354	59,450

Total assets	$5,201,961	5,093,567	5,066,785	4,952,881	$4,956,217

Liabilities
Unpaid losses and loss adjustment expenses	$2,411,319	2,368,482	2,358,801	2,343,605	$2,371,916
Unearned premiums	361,147	349,792	399,524	449,672	474,433
Debt obligations	292,840	292,840	292,840	292,840	292,840
Commissions payable	134,749	140,835	143,672	141,823	142,826
Other liabilities	64,623	83,557	98,420	86,110	96,364

Total liabilities	3,264,678	3,235,506	3,293,257	3,314,050	3,378,379

Total shareholders’ equity	1,937,283	1,858,061	1,773,528	1,638,831	1,577,838

Total liabilities and shareholders’ equity	$5,201,961	5,093,567	5,066,785	4,952,881	$4,956,217

Book value per common share (a)	$29.58	28.33	26.93	24.71	$23.83

(a)	Book value per common share is based on shareholders’ equity excluding capital attributable to preferred shares and actual common shares outstanding including unvested restricted common shares. Unvested restricted common shares were as follows:
March, 31, 2007 — 81,759; December 31, 2006 — 86,937; September 30, 2006 — 93,080; June 30, 2006 and March 31, 2006 — 97,252

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2007	March 31, 2006
Revenue
Net premiums earned	$284,848	$344,301
Net investment income	51,699	43,515
Net realized gains (losses) on investments	(18)	65
Other expense	(780)	(1,317)

Total revenue	335,749	386,564

Expenses
Net losses and LAE	181,913	206,774
Net acquisition expenses	48,120	69,239
Other underwriting expenses	17,779	17,288
Corporate expenses	5,427	5,700
Net foreign currency exchange gains	(42)	(275)
Interest expense	5,455	5,450

Total expenses	258,652	304,176

Income before income tax expense	77,097	82,388

Income tax expense	4,264	5,352

Net income	72,833	77,036

Preferred dividends	2,602	2,576

Net income attributable to common shareholders	$70,231	$74,460

Basic
Weighted average common shares outstanding	59,718	59,097
Basic earnings per common share	$1.18	$1.26

Diluted
Adjusted weighted average common shares outstanding	67,257	66,597
Diluted earnings per common share	$1.08	$1.16

Comprehensive income
Net income	$72,833	$77,036
Other comprehensive income (loss), net of deferred taxes	9,385	(35,311)

Comprehensive income	$82,218	$41,725

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Revenue
Net premiums earned	$284,848	315,726	339,609	337,065	$344,301
Net investment income	51,699	50,822	48,302	45,348	43,515
Net realized gains (losses) on investments	(18)	1,068	(57)	14	65
Other income (expense)	(780)	(945)	1,714	(2,324)	(1,317)

Total revenue	335,749	366,671	389,568	380,103	386,564

Expenses
Net losses and LAE	181,913	174,936	191,428	187,464	206,774
Net acquisition expenses	48,120	65,638	74,994	76,052	69,239
Other underwriting expenses	17,779	16,232	20,063	17,713	17,288
Corporate expenses	5,427	7,530	5,285	5,679	5,700
Net foreign currency exchange (gains) losses	(42)	(277)	228	(414)	(275)
Interest expense	5,455	5,453	5,452	5,450	5,450

Total expenses	258,652	269,512	297,450	291,944	304,176

Income before income tax expense	77,097	97,159	92,118	88,159	82,388

Income tax expense	4,264	11,209	7,195	6,411	5,352

Net income	72,833	85,950	84,923	81,748	77,036

Preferred dividends	2,602	2,602	2,602	2,602	2,576

Net income attributable to common shareholders	$70,231	83,348	82,321	79,146	$74,460

Basic
Weighted average common shares outstanding	59,718	59,621	59,537	59,224	59,097
Basic earnings per common share	$1.18	1.40	1.38	1.34	$1.26

Diluted
Adjusted weighted average common shares outstanding	67,257	67,091	66,520	65,725	66,597
Diluted earnings per common share	$1.08	1.28	1.28	1.24	$1.16

Comprehensive income
Net income	$72,833	85,950	84,923	81,748	$77,036
Other comprehensive income (loss), net of deferred taxes	9,385	2,208	53,941	(24,409)	(35,311)

Comprehensive income	$82,218	88,158	138,864	57,339	$41,725

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2007	March 31, 2006
Earnings
Basic
Net income attributable to common shareholders	$70,231	$74,460

Diluted
Net income attributable to common shareholders	70,231	74,460
Effect of dilutive securities:
Preferred share dividends	2,602	2,576

Adjusted net income for diluted earnings per share	$72,833	$77,036

Common Shares
Basic
Weighted average common shares outstanding	59,718	59,097

Diluted
Weighted average common shares outstanding	59,718	59,097
Effect of dilutive securities:
Conversion of preferred shares	5,574	5,690
Common share options	1,816	1,741
Restricted common shares and common share units	149	69

Adjusted weighted average common shares outstanding	67,257	66,597

Earnings Per Common Share
Basic earnings per common share	$1.18	$1.26

Diluted earnings per common share	$1.08	$1.16

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Earnings
Basic
Net income attributable to common shareholders	$70,231	83,348	82,321	79,146	$74,460

Diluted
Net income attributable to common shareholders	70,231	83,348	82,321	79,146	74,460
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,602	2,576

Adjusted net income for diluted earnings per share	$72,833	85,950	84,923	81,748	$77,036

Common Shares
Basic
Weighted average common shares outstanding	59,718	59,621	59,537	59,224	59,097

Diluted
Weighted average common shares outstanding	59,718	59,621	59,537	59,224	59,097
Effect of dilutive securities:
Conversion of preferred shares	5,574	5,673	5,750	5,750	5,690
Common share options	1,816	1,666	1,151	692	1,741
Restricted common shares and common share units	149	131	82	59	69

Adjusted weighted average common shares outstanding	67,257	67,091	66,520	65,725	66,597

Earnings Per Common Share
Basic earnings per common share	$1.18	1.40	1.38	1.34	$1.26

Diluted earnings per common share	$1.08	1.28	1.28	1.24	$1.16

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
March 31, 2007

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share
Total shareholders’ equity as of March 31, 2007			$1,937,283
Equity from issuance of preferred shares			(167,509)

Book value per common share			$1,769,774	59,826	(a)	$29.58

Preferred shares:
Conversion of preferred shares to common shares	0.9583		167,509	5,510	(b)	0.06

Common share options:
The Travelers Companies, Inc.	27.00		—	924		(0.39)
RenaissanceRe	27.00		—	385		(0.16)

Management and directors’ options	24.15	(c)	79,389	3,287	(d)	(0.25)

Directors’ and officers’ restricted common share units			—	351		(0.15)

Fully converted book value per common share as of March 31, 2007			$2,016,672	70,283		$28.69

(a)	As of March 31, 2007 there were 59,825,816 common shares issued and outstanding. Included in this number were 81,759 of restricted common shares issued but unvested.

(b)	On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009. The fully converted book value above has been calculated on this basis assuming a conversion date of March 31, 2007. However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874. If the conversion rate of 0.7874 had been used above, the number of common shares issued in conversion would be 4,528,000.

(c)	Weighted average strike price of options with a price below $32.08, the closing share price at March 31, 2007.

(d)	Excludes 42,500 options with a strike price above $32.08, and a weighted average strike price of $33.19.
See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended
	March 31, 2007	March 31, 2006
Net cash provided by operating activities	$119,546	$186,956

Net cash provided by (used in) investing activities	(163,153)	(432,363)

Net cash provided by (used in) financing activities	(4,393)	(5,309)

Net increase (decrease) in cash and cash equivalents	$(48,000)	$(250,716)

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Net cash provided by operating activities	$119,546	66,803	122,893	150,149	$186,956

Net cash provided by (used in) investing activities	(163,153)	18,157	(54,769)	(11,048)	(432,363)

Net cash provided by (used in) financing activities	(4,393)	(6,631)	(5,631)	1,699	(5,309)

Net increase (decrease) in cash and cash equivalents	$(48,000)	78,329	62,493	140,800	$(250,716)

Platinum Underwriters Holdings, Ltd.
Segment Reporting — Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2007				Three Months Ended March 31, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$137,654	152,183	9,080	$298,917	$165,264	182,350	(54,336)	$293,278

Net premiums earned	119,710	154,019	11,119	284,848	131,544	173,668	39,089	344,301

Net losses and LAE	62,627	112,382	6,904	181,913	59,828	116,565	30,381	206,774
Net acquisition expenses	15,935	32,035	150	48,120	19,649	41,354	8,236	69,239
Other underwriting expenses	10,028	6,717	1,034	17,779	10,028	6,335	925	17,288

Total underwriting expenses	88,590	151,134	8,088	247,812	89,505	164,254	39,542	293,301

Segment underwriting income (loss)	$31,120	2,885	3,031	37,036	$42,039	9,414	(453)	51,000

Net investment income				51,699				43,515
Net realized gains (losses) on investments				(18)				65
Net foreign currency exchange gains				42				275
Other expense				(780)				(1,317)
Corporate expenses not allocated to segments				(5,427)				(5,700)
Interest expense				(5,455)				(5,450)

Income before income tax expense				$77,097				$82,388

GAAP underwriting ratios:
Loss and LAE	52.3%	73.0%	62.1%	63.9%	45.5%	67.1%	77.7%	60.1%
Acquisition expense	13.3%	20.8%	1.3%	16.9%	14.9%	23.8%	21.1%	20.1%
Other underwriting expense	8.4%	4.4%	9.3%	6.2%	7.6%	3.6%	2.4%	5.0%

Combined	74.0%	98.2%	72.7%	87.0%	68.0%	94.5%	101.2%	85.2%

Statutory underwriting ratios:
Loss and LAE	52.3%	73.0%	62.1%	63.9%	45.5%	67.1%	77.7%	60.1%
Acquisition expense	12.9%	21.0%	2.8%	16.7%	14.4%	23.4%	41.1%	15.0%
Other underwriting expense	7.3%	4.4%	11.4%	5.9%	6.1%	3.5%	(1.7%)	5.9%

Combined	72.5%	98.4%	76.3%	86.5%	66.0%	94.0%	117.1%	81.0%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Net premiums written	$137,654	91,023	83,018	85,624	$165,264

Net premiums earned	119,710	106,637	97,686	113,092	131,544

Net losses and LAE	62,627	41,024	17,181	27,867	59,828
Net acquisition expenses	15,935	15,122	14,895	21,239	19,649
Other underwriting expenses	10,028	12,245	8,608	9,006	10,028

Total underwriting expenses	88,590	68,391	40,684	58,112	89,505

Segment underwriting income	$31,120	38,246	57,002	54,980	$42,039

GAAP underwriting ratios:
Loss and LAE	52.3%	38.5%	17.6%	24.6%	45.5%
Acquisition expense	13.3%	14.2%	15.2%	18.8%	14.9%
Other underwriting expense	8.4%	11.5%	8.8%	8.0%	7.6%

Combined	74.0%	64.2%	41.6%	51.4%	68.0%

Statutory underwriting ratios:
Loss and LAE	52.3%	38.5%	17.6%	24.6%	45.5%
Acquisition expense	12.9%	13.7%	15.9%	19.5%	14.4%
Other underwriting expense	7.3%	13.5%	10.4%	10.5%	6.1%

Combined	72.5%	65.7%	43.9%	54.6%	66.0%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Net premiums written	$152,183	173,725	202,302	199,298	$182,350

Net premiums earned	154,019	191,173	214,427	185,073	173,668

Net losses and LAE	112,382	128,728	149,698	127,824	116,565
Net acquisition expenses	32,035	47,692	54,503	45,168	41,354
Other underwriting expenses	6,717	3,535	9,464	7,688	6,335

Total underwriting expenses	151,134	179,955	213,665	180,680	164,254

Segment underwriting income	$2,885	11,218	762	4,393	$9,414

GAAP underwriting ratios:
Loss and LAE	73.0%	67.3%	69.8%	69.1%	67.1%
Acquisition expense	20.8%	24.9%	25.4%	24.4%	23.8%
Other underwriting expense	4.4%	1.8%	4.4%	4.2%	3.6%

Combined	98.2%	94.0%	99.6%	97.7%	94.5%

Statutory underwriting ratios:
Loss and LAE	73.0%	67.3%	69.8%	69.1%	67.1%
Acquisition expense	21.0%	25.3%	25.7%	24.4%	23.4%
Other underwriting expense	4.4%	2.0%	4.7%	3.9%	3.5%

Combined	98.4%	94.6%	100.2%	97.4%	94.0%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)	Net losses & LAE are divided by net premiums earned;

(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Net premiums written	$9,080	10,825	12,680	24,840	$(54,336)

Net premiums earned	11,119	17,916	27,496	38,900	39,089

Net losses and LAE	6,904	5,184	24,549	31,773	30,381
Net acquisition expenses	150	2,824	5,596	9,645	8,236
Other underwriting expenses	1,034	452	1,991	1,019	925

Total underwriting expenses	8,088	8,460	32,136	42,437	39,542

Segment underwriting income (loss)	$3,031	9,456	(4,640)	(3,537)	$(453)

GAAP underwriting ratios:
Loss and LAE	62.1%	28.9%	89.3%	81.7%	77.7%
Acquisition expense	1.3%	15.8%	20.4%	24.8%	21.1%
Other underwriting expense	9.3%	2.5%	7.2%	2.6%	2.4%

Combined	72.7%	47.2%	116.9%	109.1%	101.2%

Statutory underwriting ratios:
Loss and LAE	62.1%	28.9%	89.3%	81.7%	77.7%
Acquisition expense	2.8%	13.0%	11.7%	11.8%	41.1%
Other underwriting expense	11.4%	4.2%	15.7%	4.1%	(1.7%)

Combined	76.3%	46.1%	116.7%	97.6%	117.1%

See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)  Net losses & LAE are divided by net premiums earned;
(2)  Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)  Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended
	March 31, 2007	March 31, 2006
Property and Marine
Excess-of-loss	$118,748	$117,294
Proportional	18,906	47,970

Subtotal Property and Marine	137,654	165,264

Casualty
Excess-of-loss	135,029	155,741
Proportional	17,154	26,609

Subtotal Casualty	152,183	182,350

Finite Risk
Excess-of-loss	6,700	11,426
Proportional	2,380	(65,762)

Subtotal Finite Risk	9,080	(54,336)

Combined Segments
Excess-of-loss	260,477	284,461
Proportional	38,440	8,817

Total	$298,917	$293,278

	Three Months Ended
	March 31, 2007	March 31, 2006
Property and Marine
United States	$75,459	$79,906
International	62,195	85,358

Subtotal Property and Marine	137,654	165,264

Casualty
United States	130,227	151,655
International	21,956	30,695

Subtotal Casualty	152,183	182,350

Finite Risk
United States	8,986	(57,815)
International	94	3,479

Subtotal Finite Risk	9,080	(54,336)

Combined Segments
United States	214,672	173,746
International	84,245	119,532

Total	$298,917	$293,278

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business — Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2007			Three Months Ended March 31, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine
North American Property Proportional	$7,944	7,944	7,578	25,221	25,221	$28,514
North American Property Catastrophe	39,077	36,053	31,693	33,420	16,083	23,344
North American Property Risk	21,836	19,774	19,227	27,700	21,779	24,598
Other Property	11,688	11,688	10,280	16,822	16,823	16,244
Marine / Aviation Proportional	2,962	2,962	1,344	2,033	2,012	2,638
Marine / Aviation Excess	6,981	6,980	6,618	9,733	9,758	7,211
International Property Proportional	10,776	10,776	10,674	12,201	12,202	4,920
International Property Catastrophe	37,536	36,486	27,801	67,627	49,152	19,501
International Property Risk	4,991	4,991	4,495	12,234	12,234	4,574

Subtotal	143,791	137,654	119,710	206,991	165,264	131,544

Casualty
Clash	6,538	6,538	6,352	7,843	7,843	6,962
1st Dollar GL	1,016	1,016	5,857	13,633	13,633	11,168
1st Dollar Other	1,273	1,273	1,234	1,015	1,015	1,026
Casualty Excess	104,060	104,060	106,384	111,574	111,574	112,620
Accident & Health	15,209	15,182	12,964	12,959	12,959	17,399
International Casualty	12,079	12,079	11,655	20,996	20,996	11,296
International Motor	1,116	1,120	975	1,386	1,404	898
Financial Lines	10,915	10,915	8,598	12,926	12,926	12,299

Subtotal	152,206	152,183	154,019	182,332	182,350	173,668

Finite Risk
Finite Property	(2,100)	(158)	(158)	4,505	4,365	3,047
Finite Casualty	9,238	9,238	11,277	(59,184)	(59,184)	35,559
Finite Accident & Health	—	—	—	483	483	483

Subtotal	7,138	9,080	11,119	(54,196)	(54,336)	39,089

Total	$303,135	298,917	284,848	335,127	293,278	$344,301

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Key Ratios
Combined ratio (%)	87.0%	81.3%	84.4%	83.5%	85.2%
Invested assets to shareholders’ equity ratio	2.26:1	2.28:1	2.36:1	2.45:1	2.46:1
Debt to total capital (%)	13.1%	13.6%	14.2%	15.2%	15.7%
Net premiums written (annualized) to shareholders’ equity	0.62	0.59	0.67	0.76	0.74

Share Data
Book value per common share (a)	$29.58	$28.33	$26.93	$24.71	$23.83
Common shares outstanding (000’s)	59,826	59,672	59,639	59,546	59,190

Market Price Per Common Share
High	$32.76	$31.41	$31.11	$30.00	$32.30
Low	29.81	29.51	27.34	26.14	28.00
Close	$32.08	$30.94	$30.83	$27.98	$29.10

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor’s Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	155	160	155	153	159

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is based on shareholders’ equity excluding capital attributable to preferred shares and actual common shares outstanding including unvested restricted common shares. Unvested restricted common shares were as follows:

March, 31, 2007 — 81,759; December 31, 2006 — 86,937; September 30, 2006 — 93,080; June 30, 2006 and March 31, 2006 — 97,252

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	March 31, 2007		December 31, 2006
	Fair Market	Weighted Average	Fair Market	Weighted Average
	Value	Book Yield	Value	Book Yield
Securities
U.S. Government	$154,172	4.4%	$153,794	4.4%
Corporate bonds	1,700,042	4.7%	1,527,211	4.5%
Mortgage-backed and asset-backed securities	1,352,544	5.1%	1,328,967	5.1%
Municipal bonds	200,065	3.1%	197,598	3.0%
Foreign governments and states	145,490	3.9%	127,075	3.9%

Total Fixed Maturities	3,552,313	4.7%	3,334,645	4.6%
Preferred Stocks	10,839	6.3%	10,772	5.1%

Total	$3,563,152	4.7%	$3,345,417	4.6%

	March 31, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades*
Aaa	$2,316,734	65.0%	$2,068,357	61.8%
Aa	548,201	15.4%	512,978	15.3%
A	608,563	17.1%	670,974	20.1%
Baa	89,654	2.5%	93,108	2.8%

Total	$3,563,152	100.0%	$3,345,417	100.0%

Credit Quality
Weighted average credit quality	Aa1		Aa2

*	Rated using external rating agencies (primarily Moody’s).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments — by Country
($ in thousands)

	Three Months Ended
	March 31, 2007	March 31, 2006
Net Realized Capital Gains (Losses)
United States	$—	$64
United Kingdom	—	(2)
Bermuda	(18)	3

Total	$(18)	$65

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Three Months Ended March 31, 2007 (a)				Year Ended December 31, 2006 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and LAE	$136,226	2,645	$133,581	73.4%	$752,093	31,504	$720,589	94.7%
Change in unpaid losses and LAE	41,489	(6,843)	48,332		26,743	(13,270)	40,013

Losses and LAE incurred	$177,715	(4,198)	$181,913		$778,836	18,234	$760,602

	Analysis of Unpaid Losses and LAE
	As of March 31, 2007				As of December 31, 2006
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and LAE	$725,029	21,051	$703,978	29.6%	$719,847	21,597	$698,250	30.0%
Incurred but not reported	1,686,290	14,396	1,671,894	70.4%	1,648,635	20,658	1,627,977	70.0%

Unpaid losses and LAE	$2,411,319	35,447	$2,375,872	100.0%	$2,368,482	42,255	$2,326,227	100.0%

(a)	Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 1,348 and $ 35, respectively

(b)	Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $17,749 and $190, respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended March 31, 2007				Three Months Ended March 31, 2006
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$1,068	1,397	865	3,330	9,170	902	(2,265)	$7,807
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	216	2,190	(297)	2,109	(342)	1,434	459	1,551

Net favorable (unfavorable) development	1,284	3,587	568	5,439	8,828	2,336	(1,806)	9,358

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	7,127	—	2,120	9,247	(11,786)	—	(380)	(12,166)
Net premium adjustments related to loss development	(590)	—	(201)	(791)	1,439	—	124	1,563
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	6,537	—	1,919	8,456	(10,347)	—	(256)	(10,603)

Total net favorable (unfavorable) development	$7,821	3,587	2,487	13,895	(1,519)	2,336	(2,062)	$(1,245)

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of March 31, 2007
($ in millions)
Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
		Estimated	Estimated	Estimated	Estimated	Estimated	Estimated
Zones	Perils	Gross Loss	Net Loss	Gross Loss	Net Loss	Gross Loss	Net Loss
United States / Caribbean	Hurricane	$164	155	353	314	458	$396
United States	Earthquake	111	107	352	294	414	363
Pan-European	Windstorm	160	160	328	328	383	383
Japan	Earthquake	12	12	114	114	257	257
Japan	Typhoon	$7	7	90	77	130	$111
Indicative Catastrophe Scenarios

Estimated Company Net
Catastrophe Scenarios	Loss Interquartile Range
Category 3 U.S. / Caribbean Hurricane	$12 - 36
Category 4 U.S. / Caribbean Hurricane	21 - 79
Magnitude 6.9 California Earthquake	0 - 17
Magnitude 7.5 California Earthquake	$4 - 94
The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions. These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.
Gross loss estimates are before income tax and net of reinstatement premiums. Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries. Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications. That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range. Thus, an actual event may produce losses that fall materially outside the indicated ranges.
The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.